MANNING & NAPIER FUND, INC.

Supplement dated January 24, 2014 to the prospectus dated May 1, 2013 as supplemented

May 21, 2013 for the following Series:

Strategic Income Conservative Series – Class S and I

Strategic Income Moderate Series – Class S and I

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 24, 2014, the Manning & Napier Fund, Inc. Equity Income Series has been added to the list of funds in which the Strategic Income Conservative Series and Strategic Income Moderate Series may invest. Accordingly, the following changes are hereby made to the Prospectus:

1.	The first paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Conservative Series is hereby deleted and replaced by the following:

The Series is designed to generate income, pursue capital growth in order to provide purchasing power protection, and to manage risk. The Series seeks to achieve its investment objective by investing in a combination of other Series of the Manning & Napier Fund, Inc. and advised by the Advisor (the “underlying funds”) according to an asset allocation strategy. The Series may invest in a combination of the Core Bond Series, Core Plus Bond Series, Dividend Focus Series, Equity Income Series, High Yield Bond Series, and the Real Estate Series, as well as other Series of the Fund.

2.	The following is hereby added to the third paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Conservative Series:

The Equity Income Series will invest, under normal circumstances, at least 80% of its net assets in equity securities. It invests primarily in income-producing equity securities. The Series may invest in securities of small, large or mid-size companies.

3.	The first paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Moderate Series is hereby deleted and replaced by the following:

The Series is designed to generate income, pursue capital growth in order to provide purchasing power protection, and to manage risk. The Series seeks to achieve its investment objective by investing in a combination of underlying funds according to an asset allocation strategy. The Series may invest in a combination of other Series of the Manning & Napier Fund, Inc. and advised by the Advisor (the “underlying funds”) according to an asset allocation strategy. The Series may invest in a combination of the Core Bond Series, Core Plus Bond Series, Dividend Focus Series, Emerging Markets Series, Equity Income Series, High Yield Bond Series, Inflation Focus Equity Series, and the Real Estate Series, as well as other Series of the Fund.

4.	The following is hereby added to the third paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Moderate Series:

The Equity Income Series will invest, under normal circumstances, at least 80% of its net assets in equity securities. It invests primarily in income-producing equity securities. The Series may invest in securities of small, large or mid-size companies.

5.	The chart beneath the first paragraph in the “More Information About the Series’ Investment Strategies and Risks” section is hereby deleted and replaced by the following:

Series	Asset Allocation Ranges	Underlying Funds
Strategic Income Conservative Series	Stock Range: 15% - 45%	Dividend Focus Series Equity Income Series Real Estate Series
	Bond Range: 55% - 85%	Core Bond Series Core Plus Bond Series High Yield Bond Series
Strategic Income Moderate Series	Stock Range: 35% - 65%	Dividend Focus Series Emerging Markets Series Equity Income Series Inflation Focus Equity Series Real Estate Series
	Bond Range: 35% - 65%	Core Bond Series Core Plus Bond Series High Yield Bond Series

6.	The following paragraphs are hereby added to the “Description of the Underlying Funds” section:

Equity Income Series

Investment Goal

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

Investment Strategy

The Series seeks to provide current income and income growth, as well as long-term capital appreciation. The Equity Income Series will invest, under normal circumstances, at least 80% of its net assets in equity securities. It invests primarily in income-producing equity securities. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments and produce income. The Series will focus its investments in a small number of companies.

The Series may invest in common stocks and other equity securities, such as preferred stocks, convertible securities, interests in real estate investment trusts (REITs), interests in business development companies (BDCs), limited partner interests in master limited partnerships (MLPs), and exchange traded funds (ETFs). The Series may invest in U.S. and foreign stocks, including those in emerging markets, and American Depository Receipts (ADRs). The Series may invest in securities of small, large or mid-size companies.

7.	The following paragraphs are hereby added to the “Principal Risks of the Underlying Funds” section:

Risks of investing in BDCs – BDCs generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. Generally, little public information exists for private and thinly traded companies in which a BDC may invest and there is a risk that investors may not be able to make a fully informed evaluation of a BDC and its portfolio of investments. Investments made by BDCs generally are subject to legal and other restrictions on resale and otherwise are less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Series invests to liquidate its portfolio quickly, it may realize a loss on its investments. While a BDC is expected to generate income in the form of dividends, certain BDCs during certain periods of time may not pay dividends.

Many BDCs invest in debt securities of privately held companies, including senior secured loans and other forms of mezzanine debt. Mezzanine investments generally are structured as subordinated loans (with or without warrants). Many debt investments in which a BDC may invest will not be rated by a credit rating agency or may be below investment grade quality. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Although lower grade securities are higher yielding, they also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds. Given the total size of the junk bond market, junk bonds can be less liquid than investment-grade bonds. If the issuer of lower-rated securities defaults, a BDC may incur additional expenses to seek recovery.

If a BDC in which a Series invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Series, which would in turn decrease the total return of the Series in respect of such investment.

Investment advisers to BDCs may be entitled to compensation based on the BDC’s performance, which may result in riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. A Series will indirectly bear its proportionate share of any management and other operating expenses and of any performance-based or incentive fees charged by the BDCs in which it invests, in addition to the expenses paid by the Series. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount or premium to their net asset value.

Risks of investing in MLPs – MLP units may trade infrequently and in limited volume. Investments in MLPs could also expose a Series to volatility risk, because units of MLPs may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLP’s. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. Accordingly, additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

The manner and extent of a Series’ investments in MLPs may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code, and any such investments by the Series may adversely affect the ability of the Series to so qualify. If any of the MLPs owned by a Series were treated as entities other than partnerships for U.S. federal income tax purposes, it could result in a reduction of the value of an investment in the Series.

8.	The second paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Conservative Series is hereby deleted and replaced by the following:

As of March 31, 2013, the Series’ portfolio was allocated among the underlying funds as follows:

Core Bond Series	62.8%
Dividend Focus Series	21.1%
High Yield Bond Series	5.9%
Real Estate Series	10.2%

9.	The second paragraph in the “Principal Investment Strategies” section of the summary section for the Strategic Income Moderate Series is hereby deleted and replaced by the following:

As of March 31, 2013, the Series’ portfolio was allocated among the underlying funds as follows:

Core Bond Series	30.6%
Dividend Focus Series	46.8%
High Yield Bond Series	7.7%
Real Estate Series	14.9%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp SI Pro 01/2014